SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                        COLLEGE RETIREMENT EQUITIES FUND
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


-------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies: N/A

     (2)  Aggregate number of securities to which transaction applies: N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

     (4)  Proposed maximum aggregate value of transaction: N/A

     (5)  Total fee paid: N/A

[ ]  Fee paid previously with preliminary materials.

[ ] Checkbox if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid: N/A

     (2)  Form, Schedule or Registration Statement No.: N/A

     (3)  Filing Party: N/A

     (4)  Date Filed: N/A

[CREF Logo]

COLLEGE RETIREMENT EQUITIES FUND
730 Third Avenue
New York, New York 10017-3206

NOTICE OF ANNUAL MEETING--NOVEMBER 9, 1999

The College Retirement Equities Fund (CREF) will hold its annual meeting of participants at 730 Third Avenue, New York, New York, on November 9, 1999, at 10:00 a.m. The meeting agenda is:

   1. To elect four trustees to serve for the next four years and until their successors are elected and qualified;

   2. To approve the selection of Ernst & Young LLP as the independent auditors for CREF for the fiscal year ending December 31, 1999;

   3. To vote on the participant proposals presented in the proxy statement;and

   4. To address any other business that may properly come before the meeting.

The Board of Trustees has set September 30, 1999, as the record date for determining the number of votes entitled to be cast. You may vote at the meeting only if you had CREF voting rights as of September 30, 1999.



                                    By order of the Board of Trustees,
                                    /s/ E. Laverne Jones
                                    --------------------
                                    E. Laverne Jones
                                    Secretary


PLEASE VOTE AS SOON AS POSSIBLE BEFORE THE ANNUAL MEETING, EVEN IF YOU PLAN TO ATTEND THE MEETING. YOU CAN VOTE QUICKLY AND EASILY BY TOLL FREE TELEPHONE CALL, OVER THE INTERNET OR BY MAIL. JUST FOLLOW THE SIMPLE INSTRUCTIONS THAT APPEAR ON YOUR ENCLOSED PROXY CARD. SINCE WE CAN'T HOLD THE MEETING UNLESS A QUORUM IS REACHED, PLEASE HELP CREF AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

IF YOU PLAN TO ATTEND THE MEETING, PLEASE CALL 1 800 842-2776 TO OBTAIN AN ADMISSION PASS.


October 12, 1999

                                  [Blank Page]

COLLEGE RETIREMENT EQUITIES FUND

PROXY STATEMENT FOR ANNUAL MEETING
TO BE HELD ON NOVEMBER 9, 1999

The Board of Trustees of the College Retirement Equities Fund (CREF) has sent you this proxy statement to ask for your vote on several matters affecting CREF. The accompanying proxy will be voted at the annual meeting of CREF participants being held on November 9, 1999, 10:00 a.m. at 730 Third Avenue, New York, New York. This proxy statement was mailed to participants starting on or about October 12, 1999.


HOW DO I VOTE?
You can vote in any one of four ways:

   (1) By marking, signing, and mailing the enclosed proxy card in the envelope provided;

   (2) Through the Internet at http://www.eproxyvote.com/tiaa-cref (or by going to our Web site at www.tiaa-cref.org);

   (3) By telephone, by calling toll free 1 877 779-8683; or

   (4) By voting in person at the annual meeting.

If you vote by Internet or telephone, please use the 14-digit "control" number that appears in the upper-left corner of your proxy card. Please don't mail your proxy card if you vote by Internet or telephone.

CAN I CANCEL OR CHANGE MY VOTE?
You can change or cancel your vote at any time up until voting results are announced at the annual meeting. You can do this by simply voting again--by executing and returning a later-dated proxy card, voting through the Internet or by toll-free telephone call, voting in person at the meeting, or writing CREF's Secretary at 730 Third Avenue, New York, New York 10017-3206.

HOW DOES A PROXY WORK?
When you vote by proxy, you are instructing the agents named on the proxy card how to vote for you at the meeting. If you don't specifically instruct them otherwise, they will vote FOR the election of the four nominees for trustee and FOR approval of Ernst & Young LLP as independent auditors for CREF for the fiscal year ending December 31, 1999, and AGAINST the participant proposals presented in this proxy statement. At this time, we don't know of any other matters being presented at the meeting. If other matters are brought before the meeting, the proxy agents will vote the proxies using their own best judgment, as allowed by the proxy.

WHO MAY VOTE; HOW MANY VOTES DO I GET?
Only participants in certain accounts will be eligible to vote on the participant proposals. The following table shows which accounts' participants may vote for each item on the proxy ballot:

                                                                ALL ACCOUNTS,
                                   ALL      STOCK AND GLOBAL  EXCEPT THE SOCIAL
                                ACCOUNTS      EQUITIES ONLY     CHOICE ACCOUNT
-------------------------------------------------------------------------------
Trustee Election                  X
-------------------------------------------------------------------------------
Independent Auditors              X
-------------------------------------------------------------------------------
Participant Proposal I                           X
-------------------------------------------------------------------------------
Participant Proposal II                                               X
-------------------------------------------------------------------------------
Participant Proposal III          X
-------------------------------------------------------------------------------
Participant Proposal IV           X
-------------------------------------------------------------------------------

Each person having voting rights on September 30, 1999, may vote at the meeting. On September 20, 1999, there were 158,757,014,641.43 total votes eligible to be cast, broken down as follows:

       Stock Account - 123,005,493,010.37 votes

       Money Market Account - 6,621,278,351.30 votes

       Bond Market Account - 2,959,707,632.63 votes

       Inflation-Linked Bond Account - 125,941,584.52 votes

       Social Choice Account - 3,871,748,376.45 votes

       Global Equities Account - 6,845,752,558.81 votes

       Growth Account - 10,892,976,869.70 votes

       Equity Index Account - 4,434,116,257.65 votes

The number of votes you have is equal to the dollar value of your accumulation in each CREF account on September 30, 1999. If you are receiving annuity payments, the number of votes you have is equal to the dollar amount held on September 30, 1999 in the annuity fund of each CREF account to meet our annuity obligations to you. We will count fractional votes.

HOW MANY VOTES ARE NEEDED FOR A QUORUM OR TO PASS A VOTE?
We will have a quorum for the meeting if 10 percent of the votes entitled to be cast are voted. Abstentions are counted in determining whether a quorum has been reached. The outcome of the election of trustees, the appointment of the independent auditors, and the participant proposal votes will be decided by a majority of the eligible votes present in person or represented by proxy. Abstentions are not counted in determining the actual voting results. No votes are cast by brokers.

I.  ELECTION OF TRUSTEES

CREF's Board of Trustees is divided into four classes, with one class of four trustees elected each year for a term of four years. At this annual meeting, you will be electing four trustees to serve for four years and until their successors are elected and qualified. All of the nominees currently serve on CREF's Board of Trustees and have been renominated to serve for another term.

Below is information about the nominees and continuing trustees. Note that in addition to the information listed, each of the CREF trustees, including each nominee, also serves on the board of trustees of TIAA-CREF Mutual Funds and TIAA-CREF Institutional Mutual Funds.


NOMINEES FOR TRUSTEES

                    NANCY L. JACOB, 56, is president and managing principal of
                    Windermere Investment Associates. She was previously
                    chairman and chief executive officer of CTC Consulting,
                    Inc., and executive vice president, U.S. Trust of the
     [PHOTO]        Pacific Northwest. Dr. Jacob serves as a director of Puget
TRUSTEE SINCE 1979  Sound Power & Light Company. She received a B.A. from the
                    University of Washington and a Ph.D. from the University of California, Irvine.



                    MARTIN L. LEIBOWITZ,* 63, has been vice chairman and chief investment officer of CREF and TIAA since November 1995. He was executive vice president, Investments, CREF and TIAA,
                    from June 1995 to November 1995. Formerly, he was a managing director--director of research, and a member of the
     [PHOTO]        executive committee of Salomon Brothers Inc. Mr. Leibowitz
TRUSTEE SINCE 1995  is a trustee of TIAA, TIAA-CREF Investment Management LLC
                    (Investment Management), and a director of Teachers
Advisors, Inc. (Advisors) and TIAA-CREF Life Insurance Company. He is also president of Investment Management and Advisors and chief investment officer, TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Funds, and TIAA Separate Account VA-1. In addition, Mr. Leibowitz is a trustee of the Carnegie Corporation of New York, the Institute for Advanced Study, and the Research Foundation of the Institute of Chartered Financial Analysts. He is also a member of the board of overseers of the New York University Stern School of Business and a member and past chairman of the board of governors of the New York Academy of Sciences. He received a B.A. and an M.S. from the University of Chicago, and a Ph.D. from New York University's Courant Institute of Mathematical Sciences.
                                                          CONTINUED ON NEXT PAGE


* Because Messrs. Biggs and Leibowitz are officers of CREF, they are deemed to be "interested persons" of CREF within the meaning of the Investment Company Act of 1940. Mr. Longstreth may be considered an "interested person" of CREF because he is associated with a law firm that has acted as counsel to CREF.

                    BEVIS LONGSTRETH,* 65, has been of counsel at the law firm of Debevoise & Plimpton since 1998. Formerly, he was a
                    partner of the same firm. For the past five years he was an adjunct professor at Columbia University School of Law. Mr.
                    Longstreth is a member of the board of directors of Capstead
     [PHOTO]        Mortgage Corporation and AMVESCAP, PLC. He is also chairman
TRUSTEE SINCE 1996  of the finance committee of the Rockefeller Family Fund, and chairman of the investment committee of the Nathan Cummings
                    Foundation. He is also a trustee of the New School
                    University and chairman of the board of Symphony Space, Inc.
                    Mr. Longstreth received a B.S.E. from Princeton University and a J.D. from Harvard University.



                    EUGENE C. SIT, 61, is chairman, chief executive officer, and chief investment officer of Sit Investment Associates, Inc.
                    and Sit/Kim International Investment Associates, Inc. Both
                    are investment management firms. He also serves as chairman and director of thirteen registered investment companies
     [PHOTO]        managed by Sit Investment Associates, Inc. Mr. Sit currently
TRUSTEE SINCE 1991  serves as a trustee of Carleton College, the Minnesota
                    Historical Society, the Minneapolis Institute of Arts, and the Minnesota Orchestral Association. He received a B.S.C.
                    from DePaul University, and is both a Chartered Financial
                    Analyst and Certified Public Accountant.

Each of the nominees has consented to serve if elected. If any nominee is unavailable to serve when the meeting is held, the proxy agents may cast your votes for a substitute chosen by the current Board of Trustees.

*See footnote on page 3.

CONTINUING TRUSTEES

                    ROBERT H. ATWELL, 68, has been president emeritus of the
                    American Council on Education and a senior consultant for
                    A.T. Kearney since November 1996. Formerly, he was president of the American Council on Education and Pitzer College. Mr.
                    Atwell is a trustee emeritus of St. Norbert College, a
     [PHOTO]        trustee of Eckerd College, and a director of Education
TRUSTEE SINCE 1989  Management Corp. and Collegis, Inc. Mr. Atwell received a
                    B.A. from the College of Wooster and an M.A. from the University of Minnesota. His current term as trustee expires in 2002.


                    ELIZABETH E. BAILEY, 60, is the John C. Hower Professor of
                    Public Policy and Management at The Wharton School of the
                    University of Pennsylvania. Dr. Bailey is a director of CSX
                    Corporation, Honeywell Inc., and Philip Morris Companies
                    Inc., as well as the National Bureau of Economic Research.
     [PHOTO]        She is also a trustee of The Brookings Institution and
TRUSTEE SINCE 1986  Bancroft NeuroHealth. She received an A.B. from Radcliffe
                    College, an M.S. from Stevens Institute of Technology, and a Ph.D. from Princeton University. Her current term as trustee expires in 2002.


                    JOHN H. BIGGS,* 63, is chairman, president, and chief
                    executive officer of CREF and TIAA. Mr. Biggs also serves as a trustee of TIAA, Investment Management, and TIAA-CREF
                    Individual & Institutional Services, Inc. (Services), and is
                    a director of Teachers Personal Investors Services, Inc.
     [PHOTO]        (TPIS), Advisors, and TIAA-CREF Trust Company, FSB. Mr.
TRUSTEE SINCE 1983  Biggs is a director of The Boeing Company, Ralston Purina
                    Company, and the National Bureau of Economic Research. He is a trustee of the Church Pension Fund (Episcopal), The
                    Danforth Foundation, the Financial Accounting Foundation, and Washington University in St. Louis. Mr. Biggs received an A.B. from Harvard University and a Ph.D. from Washington
                    University in St. Louis. His current term as trustee expires in 2000.


                    JOYCE A. FECSKE, 52, is vice president emerita at DePaul University. Until February 1994, she was vice president for human resources at DePaul University. She received a B.A. and an M.A. from DePaul University. Her current term as trustee expires in 2001.
     [PHOTO]
TRUSTEE SINCE 1993

*See footnote on page 3.

                                                          CONTINUED ON NEXT PAGE

CONTINUING TRUSTEES CONTINUED

                    EDES P. GILBERT, 67, is a consultant for Independent
                    Education Services. Previously, she was head of The Spence
                    School and headmistress of the Mary Institute. Ms. Gilbert serves as president of the board of trustees of Lesley
                    College and as a trustee of the Friends Seminary. After
     [PHOTO]        receiving a B.A. from Vassar College, Ms. Gilbert received
TRUSTEE SINCE 1989  an M.Ed. from Lesley College, Graduate School of Education.
                    Her current term as trustee expires in 2001.


                    STUART TSE KONG HO, 63, is chairman of the board and
                    president of Capital Investment of Hawaii, Inc., and
                    chairman of the board of Gannett Pacific Corporation. He
                    also serves on the boards of Pacific Century Financial
                    Corp., Gannett Co., Inc., and Aloha Airgroup, Inc. Mr. Ho
     [PHOTO]        received a B.A. from Claremont McKenna College and a J.D.
TRUSTEE SINCE 1990  from The University of Michigan School of Law. His current term as trustee expires in 2002.


                    MARJORIE FINE KNOWLES, 60, is a professor of law at Georgia
                    State University College of Law, where she also served as
                    dean until 1991. Formerly, she was a professor of law at the
                    University of Alabama College of Law. She received her A.B.
                    from Smith College and her LL.B. from Harvard Law School.
     [PHOTO]        Her current term as trustee expires in 2000.
TRUSTEE SINCE 1983

                    ROBERT M. LOVELL, JR., 69, is a founding partner of First
                    Quadrant L.P., an investment management firm. Previously, he was chairman and chief executive officer of First Quadrant
                    Corp., its predecessor. Mr. Lovell received his B.A. from
                    Princeton University. His current term as trustee expires in
     [PHOTO]        2000.
TRUSTEE SINCE 1977

                    STEPHEN A. ROSS, 55, has been the Franco Modigliani
                    Professor of Finance and Economics at the Sloan School of
                    Management at the Massachusetts Institute of Technology
                    since July 1998. He was previously the Sterling Professor of
                    Economics and Finance at the Yale School of Management at
     [PHOTO]        Yale University. Dr. Ross is also co-chairman of Roll & Ross
TRUSTEE SINCE 1981  Asset Management Corp., a director of Freddie Mac and
                    Algorithmics, Incorporated, and a trustee of the California
                    Institute of Technology. He received a B.S. from the California Institute of Technology and a Ph.D. from Harvard
                    University. His current term as trustee expires in 2001.

                    MACEO K. SLOAN, 49, has been the chairman and chief
                    executive officer of Sloan Financial Group, Inc. and NCM
                    Capital Management Group, Inc., since 1991. Mr. Sloan is a director of SCANA Corporation, Mechanics and Farmers Bank, the Calvert New World Fund, and Virtual Technology
     [PHOTO]        Corporation. Mr. Sloan received a B.A. from Morehouse
TRUSTEE SINCE 1991  College, an M.B.A. from Georgia State University, and a J.D.
                    from North Carolina Central University School of Law. His current term as trustee expires in 2001.


                    DAVID K. STORRS, 55, has been president and chief executive officer of Alternative Investment Group, L.L.C., an
                    investment management firm, since August 1996. From January
                    1996 to October 1996, he was adviser to the president, The
                    Common Fund, a collective investment vehicle for college and
     [PHOTO]        university endowments. He had been president and chief
TRUSTEE SINCE 1994  executive officer of The Common Fund since January 1993. He is also a director of eleven money market funds sponsored by Alliance Capital Management. He received a B.A. from Yale
                    University and an M.B.A. from Harvard University Graduate
                    School of Business Administration. His current term as trustee expires in 2002.


                    ROBERT W. VISHNY, 40, has been the Eric J. Gleacher
                    Professor of Finance at the University of Chicago Graduate
                    School of Business since 1993. He also has been a founding partner and director of LSV Asset Management, an investment management firm, since 1994. He is the former director of
     [PHOTO]        the program in corporate finance at the National Bureau of
TRUSTEE SINCE 1996  Economic Research. Dr. Vishny received an A.B. from The
                    University of Michigan and a Ph.D. from the Massachusetts
                    Institute of Technology. His current term as trustee expires in 2000.


As of September 20, 1999: (1) none of the trustees owned as much as 1% of the outstanding voting securities of any CREF account; and (2) trustees and officers, as a group, did not own more than 1% of the outstanding voting securities of any account.

COMMITTEES

Every year the board appoints certain committees with specific responsibilities for aspects of CREF's operations. Included among these are:

        (1) An Audit Committee, consisting solely of trustees who are not officers of CREF, which audits and examines the records and affairs of CREF as it deems necessary, using independent auditors or others. During 1998, the Audit Committee held five meetings. The current members of the Audit Committee are Dr. Jacob (chair), Dr. Bailey, Mr. Lovell, and Mr. Sloan.

        (2) A Finance Committee, which oversees the management of CREF investments subject to appropriate oversight by the full board. During 1998, the Finance Committee held four meetings. The current members of the Finance Committee are Mr. Biggs (chair), Mr. Ho, Dr. Jacob, Ms. Knowles, Mr. Leibowitz, Dr. Jay Light, Mr. Longstreth, Mr. Lovell, Dr. Ross, Mr. Sit, Mr. Sloan, Mr. Storrs, and Dr. Vishny.

        (3) A Nominating and Personnel Committee, consisting solely of trustees who are not officers of CREF, which nominates certain CREF officers and the standing committees of the board, and recommends people for election as trustees. During 1998, the committee held six meetings. The current members of the Nominating and Personnel Committee are Ms. Gilbert (chair), Mr. Atwell, Ms. Fecske, Dr. Ross, and Dr. Vishny.

The Nominating and Personnel Committee will consider potential nominees for trustees recommended by participants. Any participant who wants to recommend a future candidate should write the name of the individual in the space provided on the proxy card, or, if voting through the Internet, should note their recommended nominee in the "Comments" section. (No recommendations may be made through our telephone voting facility.) In addition, participants may recommend nominees to the CREF Board of Overseers by writing to: Secretary, CREF Board of Overseers, 730 Third Avenue, New York, New York 10017-3206.


MEETINGS
There were four meetings of the Board of Trustees during 1998. All trustees except Dr. Light attended at least 75% of the meetings of the Board of Trustees and board committees on which they served.


TRUSTEE COMPENSATION
The following table shows compensation information for the trustees who are not officers of CREF (non-officer trustees) for the year ended December 31, 1998. The TIAA-CREF fund complex referred to in the last column consists of six investment companies: CREF, TIAA Separate Account VA-1, TIAA-CREF Life Separate Account VA-1, TIAA-CREF Life Funds, TIAA-CREF Mutual Funds, and TIAA-CREF Institutional Mutual Funds.

                                                    LONG-TERM PERFORMANCE
                                   AGGREGATE        DEFERRED COMPENSATION      TOTAL COMPENSATION
                                 COMPENSATION         ACCRUED AS PART OF         FROM TIAA-CREF
NAME                              FROM CREF             CREF EXPENSES              FUND COMPLEX
--------------------------------------------------------------------------------------------------
Robert H. Atwell                   $48,700                 $12,442                   $49,000
--------------------------------------------------------------------------------------------------
Elizabeth E. Bailey                $51,713                 $12,442                   $52,000
--------------------------------------------------------------------------------------------------
Gary P. Brinson                    $38,260                 $12,442                   $38,500
--------------------------------------------------------------------------------------------------
Joyce A. Fecske                    $48,708                 $12,442                   $49,000
--------------------------------------------------------------------------------------------------
Edes P. Gilbert                    $45,753                 $12,442                   $46,000
--------------------------------------------------------------------------------------------------
Stuart Tse Kong Ho                 $42,746                 $12,442                   $43,000
--------------------------------------------------------------------------------------------------
Nancy L. Jacob                     $39,773                 $12,442                   $40,000
--------------------------------------------------------------------------------------------------
Marjorie Fine Knowles1             $48,722                 $12,442                   $49,000
--------------------------------------------------------------------------------------------------
Jay O. Light                       $39,749                 $12,442                   $40,000
--------------------------------------------------------------------------------------------------
Bevis Longstreth                   $42,744                 $12,442                   $43,000
--------------------------------------------------------------------------------------------------
Robert M. Lovell, Jr.1             $45,737                 $12,442                   $46,000
--------------------------------------------------------------------------------------------------
Stephen A. Ross1                   $41,245                 $12,442                   $41,500
--------------------------------------------------------------------------------------------------
Eugene C. Sit                      $48,706                 $12,442                   $49,000
--------------------------------------------------------------------------------------------------
Maceo K. Sloan                     $45,737                 $12,442                   $46,000
--------------------------------------------------------------------------------------------------
David K. Storrs                    $47,230                 $12,442                   $47,500
--------------------------------------------------------------------------------------------------
Robert W. Vishny                   $47,219                 $12,442                   $47,500
--------------------------------------------------------------------------------------------------

1This trustee elected to defer payment of his/her compensation. A portion of the compensation was deferred under a voluntary deferred compensation plan for non-officer trustees which was closed to future participation in 1986 and terminated as to future contributions as of June 30, 1998, and a portion was deferred under a new plan which went into effect on July 1, 1998.


CREF's long-term performance deferred compensation plan for non-employee trustees is an unfunded plan, in which annual contributions equal to half the amount of the basic annual trustee stipend are allocated to notional CREF and TIAA accounts, in predetermined percentages. Benefits will normally be paid in a lump sum after the trustee leaves the board. Under a separate voluntary deferred compensation plan, which went into effect on July 1, 1998, non-employee trustees also have the option to defer payment of their compensation and allocate it to notional TIAA and CREF accounts chosen by the individual trustee. Benefits under that plan are also normally paid in a lump sum after the trustee leaves the board.

Trustees who are active officers of CREF or TIAA do not receive any additional compensation for their services as trustees.

II. APPROVING THE SELECTION OF INDEPENDENT AUDITORS
Ernst & Young LLP (Ernst & Young) served as independent auditors to CREF for the fiscal year ended December 31, 1998. At a meeting held on May 19, 1999, the CREF Board of Trustees, including a majority of non-officer trustees, again selected Ernst & Young to serve as independent auditors for CREF for the fiscal year ending December 31, 1999, subject to participant approval. Ernst & Young performs independent audits of CREF's financial statements. To maintain auditor independence and avoid even the appearance of conflicts of interest, CREF, as a policy, does not engage Ernst & Young for management, advisory or consulting services. Representatives of Ernst & Young will be present at the annual meeting to respond to questions.


III. ADDITIONAL INFORMATION
EXECUTIVE OFFICERS
Below is information about each CREF executive officer. These executive officers are selected annually by the Board of Trustees. Messrs. Biggs and Leibowitz, who are trustees and whose positions with CREF are described above, are not listed again here. Note that in addition to the information listed below, all CREF executive vice presidents also serve in that same capacity for TIAA-CREF Mutual Funds, TIAA-CREFInstitutional Mutual Funds, and TIAA Separate Account VA-1 (VA-1), unless otherwise noted.

RICHARD J. ADAMSKI, 57, vice president and treasurer, CREF and TIAA, since March 1991. Mr. Adamski is also vice president and treasurer of TIAA-CREF Investment Management, LLC (Investment Management), TIAA-CREF Individual & Institutional Services, Inc. (Services), Teachers Personal Investors Services, Inc. (TPIS), Teachers Advisors, Inc. (Advisors), TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds (Institutional Funds), TIAA-CREF Life Funds (Life Funds), and TIAA-CREF Life Insurance Company (TIAA-CREF Life).

SCOTT C. EVANS, 40, executive vice president, CREF and TIAA, since September 1997; from March 1997 to September 1997, managing director--CREF Account, CREF and TIAA; from March 1994 to March 1997, second vice president, CREF and TIAA. Mr. Evans is executive vice president of Investment Management, Advisors, and the Life Funds. Mr. Evans is also a director of TIAA-CREF Life.

RICHARD L. GIBBS, 52, executive vice president, CREF and TIAA, since March 1993; prior to March 1993, vice president, CREF and TIAA. Mr. Gibbs is also executive vice president of Investment Management, Services, Advisors, TPIS, and the Life Funds, and a director and chief financial officer of TIAA-CREF Life.

DON W. HARRELL, 61, executive vice president, CREF and TIAA, since March 1992; previously, administrative assistant to U.S. Senator David Pryor. Mr. Harrell is a director of TIAA-CREF Life. He is also executive vice president of the Life Funds.

MATINA S. HORNER, 60, executive vice president, CREF and TIAA, since December 1989; previously, president of Radcliffe College. Dr. Horner is chair of the board of trustees of

MGH Institute of Health Professions and Fund for the City of New York. She also serves as a director of TIAA-CREF Life, Boston Edison Company, the Greenwall Foundation, and The Neiman Marcus Group, and as a trustee of the Massachusetts General Hospital, the Twentieth Century Fund, and the Women's Research & Education Institute. She is also executive vice president of the Life Funds.

E. LAVERNE JONES, 50, vice president and corporate secretary, CREF and TIAA, since August 1998; prior to that, senior counsel. She is also vice president and corporate secretary of TIAA-CREF Mutual Funds and Institutional Funds.

JOHN J. MCCORMACK, 55, executive vice president and president, TIAA-CREF Enterprises, CREF and TIAA, since June 1998; prior to that, executive vice president, CREF and TIAA. Mr. McCormack is a director of TIAA-CREF Life, TPIS, and TIAA-CREF Trust Company, FSB, and a trustee of the Life Funds. He is on the boards of St. Bonaventure University and the Employee Benefit Research Institute.

JOHN A. PUTNEY, JR., 60, executive vice president and president, Retirement Services, CREF and TIAA, since June 1998; prior to that, executive vice president, CREF and TIAA. Mr. Putney is a trustee of Services, a director of TIAA-CREF Life, and executive vice president of the Life Funds.

DEANNE J. SHALLCROSS, 50, executive vice president, CREF and TIAA, since June 1998; prior to that, vice president, Marketing, CREF and TIAA. Ms. Shallcross is also executive vice president of Services. She is on the board of the Marketing Services Institute.

DAVID A. SHUNK, 52, executive vice president, CREF and TIAA, since June 1998; prior to that, vice president, Institutional & Individual Consulting Services, CREF and TIAA. Mr. Shunk is president of Services and a director of TIAA-CREF Trust Company, FSB.

JOHN A. SOMERS, 55, executive vice president, CREF and TIAA, since April 1996; prior to that, senior vice president, Mortgage and Real Estate, CREF and TIAA. Mr. Somers is also executive vice president of Institutional Funds, the Life Funds, Investment Management, and Advisors and a director of TIAA-CREF Life. He is on the boards of the Guardian Life Insurance Company of America, the Emigrant Savings Bank, and the Community Preservation Corporation.

CHARLES H. STAMM, 60, executive vice president and general counsel, CREF and TIAA. Mr. Stamm also serves as a trustee of Investment Management and Services, as a director of TPIS, Advisors, TIAA-CREF Trust Company, FSB, and TIAA-CREF Life and as executive vice president and general counsel of the Life Funds.

THOMAS G. WALSH, 57, executive vice president, CREF and TIAA. Mr. Walsh is a director and president of TIAA-CREF Life, president of TIAA-CREF Mutual Funds, chairman and director of TPIS, chairman of the management committee of VA-1, and chairman of the board and president of the Life Funds.

MARY ANN WERNER, 54, executive vice president, CREF and TIAA, since June 1998; prior to that, vice president, CREF and TIAA. She is also executive vice president of Services. She is on the board of the Regional Plan Association.

JAMES A. WOLF, 54, executive vice president, CREF and TIAA, since June 1998; prior to that, vice president, Corporate MIS, CREF and TIAA.

INVESTMENT ADVISORY AND DISTRIBUTION ARRANGEMENTS
TIAA-CREF Investment Management, LLC (Investment Management) manages the assets in each CREF account. It is a nonprofit subsidiary of TIAA, and provides its services at cost. Investment Management is registered as an investment adviser under the Investment Advisers Act of 1940, although it is not considered an investment adviser under the Investment Company Act of 1940 because it provides its services at cost.

CREF's certificates are distributed by TIAA-CREF Individual & Institutional Services, Inc. (Services), another nonprofit subsidiary of TIAA. Services is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The TIAA Board of Overseers, a New York membership corporation, owns all of the stock of TIAA.

The address for Investment Management and Services is 730 Third Avenue, New York, New York 10017-3206.


IV. PARTICIPANT PROPOSALS
PARTICIPANT PROPOSAL I
The first proposal asks that the Stock Account and Global Equities Account divest from a particular company's stock. Therefore, only participants from those accounts can vote on it. Since the proposal would affect participants in these accounts differently, the votes will be tallied separately for each account.

Ann Marchand, 7043 22nd Avenue N.W., Seattle WA 98117, owning 77.176 accumulation units in the CREF Stock Account and 114.715 in the CREF Global Equities Account, has given notice that she intends to present the following resolution at the annual meeting:

     Whereas: Since 1967, PT Freeport Indonesia Company (PT-FI) an operating unit of Freeport McMoRan Copper and Gold, Inc. (FCX) has been operating on lands traditionally inhabited by indigenous people, especially the Amungme and Komoro;

     Whereas: PT-FI has discharged over 110,000 tons of tailings per day into local Irian Jaya rivers and has expanded its milling operations to exceed 190,000 cubic tons per day. In 1995, prior to a settlement with PT-FI, the Overseas Private Investment Corporation, a U.S. government agency which provided political risk insurance to this operation stated that the mine "created and continue to pose unreasonable or major environmental, health, or safety hazards with respect to the rivers that are being impacted by the tailings, the surrounding terrestrial ecosystem and the local inhabitants";

     Whereas: PT-FI has attempted to ameliorate the social and environmental damages by proposing the "one Percent Trust Fund Offer" and the establishment of an Amungme Foundation, but the Amungme Tribal Council (LEMASA), an organization representing one of the indigenous communities affected by PT-FI's operations in Irian Jaya, issued a resolution "unconditionally and absolutely" rejecting these two proposals;

     Whereas: It is unclear to shareholders how much environmental liability, cleanup responsibility, and remediation costs may exist, and no existing audit contains information on any actual environmental liability;

     Therefore, Resolved that the participants request that CREF take steps to divest the CREF Stock Account/CREF Global Equities Account of Freeport McMoRan Copper and Gold stock.

OPPOSING STATEMENT OF THE BOARD OF TRUSTEES

THE BOARD OF TRUSTEES RECOMMENDS A VOTE AGAINST THE PROPOSAL AND URGES ALL PARTICIPANTS TO READ CAREFULLY THE FOLLOWING STATEMENT BEFORE VOTING.

Management strongly believes that implementing proponent's resolution, which seeks to impose subjective social investment standards on the Stock and Global Equities investment programs, would be contrary to the best interests of our participants.

Participants have the option of investing in the CREF Social Choice Account, whose environmental screens currently exclude Freeport McMoRan stock. Implementing proponent's divestment proposal or similar proposals for other CREF accounts would deprive participants of investment options that give financial concerns the highest priority. To provide individual choice, we established the Social Choice Account as a viable investment alternative for participants wanting to make a sound financial investment but also to exclude categories of investments for nonfinancial reasons. This carefully designed account, which at almost $4 billion is now the largest socially responsible fund in the world, has proven to be an excellent option for those wanting social concerns to be considered along with financial ones.

Indeed, were we to divest from a specific company because some participants object to that company's environmental or social record, there would be no reason why a multitude of such types of requests could not be made. It would be difficult to fully consider those requests and run an effective investment program for participants who wish their investments to be based primarily upon financial analysis.

An additional problem with the proposal is that it would require us to engage in a case-by-case debate on the facts, since often a situation is more complex than what is described in a proponent statement. For example, Freeport McMoRan's 1998 Annual Report's review of the company's environmental and social programs clearly indicates that there are two sides to every issue. This underscores our concern that we cannot debate divestment issues each time a participant brings a complaint against a single portfolio company or industry.

We choose instead to follow the sound investment standards of our professional money managers. Management continually monitors CREF's portfolios to ensure that they remain well invested consistent with their stated investment objectives. As part of the analysis of CREF's actively-managed investments, we evaluate the effect any potential environmental exposure or liability may have on a company's earnings and prospects. If we conclude that investing in a company, such as Freeport McMoRan, is not in our participants' best financial interests, we will take appropriate action.

For these reasons, the board recommends a vote against the proposal.

PARTICIPANT PROPOSAL II
Because the second participant proposal concerns CREF's tobacco-related investments, participants in all CREF accounts, except the Social Choice Account, can vote on it. Since the proposal would affect participants in each of these accounts differently, the votes will be tallied separately for each account.

Dr. Eugene Feingold, 352 Hilldale Drive, Ann Arbor, Michigan 48105, owning 9,561.135 accumulation units in the CREF Stock Account and 2,702.937 accumulation units in the Global Equities Account, Thomas F. Hogan, M.D., 429 Civitan St., Morgantown, WV 26505, owning 8,078.925 accumulation units in the CREF Money Market Account, Dr. Douglas C. Kelley, 910 Sunset Rd., Ann Arbor, MI 48103, owning 7.691 annuity units in the CREF Stock Account, and C. Everett Koop, M.D., 5924 Maplewood Park Place, Bethesda, MD 20814, owning 23.775 annuity units in the CREF Stock Account, have given notice that they intend to present the following resolution at the annual meeting:

     For both ethical and financial reasons, participants request CREF: 1) To announce that CREF will make no additional tobacco-related investments, and
     2) To begin an orderly divestment of all tobacco investments.


PARTICIPANTS' SUPPORTING STATEMENT
It is wholly inappropriate for educators to seek to enrich their own retirement by investing in tobacco products which when used as directed produce disease and premature death for more than a third of their longtime users, including our own students.

TIAA-CREF publications assert "The long-run interests of TIAA-CREF participants are best served by investing in corporations that are both financially and socially responsible." Fifteen tobacco corporations (in which CREF currently invests $1.3+ Billion) cannot qualify as "socially responsible." Unconscionable tobacco marketing schemes contributed to a 73% increase in nine years, in smoking by U.S. kids under age 18, according to the Centers for Disease Control and Prevention. For TIAA-CREF to suggest it invests only in "socially responsible" corporations is sheer hypocrisy.

The American Medical Association, American Public Health Association, and organizations battling cancer, heart and lung diseases all urge divestment of tobacco holdings. Colleges, universities and retirement systems are doing so, citing tobacco's shaky future. The NEW YORK TIMES no longer accepts tobacco advertising. Are newspaper executives more concerned than CREF administrators about saving student lives?

Co-sponsors of this CREF tobacco divestment proposal include a former Surgeon General of the United States, a past president of the American Public Health Association, a practicing cancer specialist, and an educator who is Secretary of "Educators for Tobacco-Free Investments."

Many tobacco-free investment funds are equally or more profitable than funds which include investments in deadly tobacco. But TIAA-CREF's Social Choice Fund is an inadequate substitute for divestment. It involves only about 1% of TIAA-CREF's total investments, leaving over $1.3 Billion of educators' funds sponsoring tobacco. The great majority of participants do not respond to CREF's annual ballot mailing and may thus be unaware of their substantial investment in fifteen tobacco corporations.

TIAA-CREF's ability to make impartial decisions with respect to tobacco is impeded by the presence on CREF's board of trustees of a Philip Morris director. It is said the Philip Morris director does not vote on CREF's tobacco-related decisions. But TIAA-CREF executives, staff members, and other trustees cannot avoid being influenced by their awareness that a Philip Morris director is Chair of CREF's Audit Committee, a senior member of CREF's Nominating and Personnel Committee, and-ironically-a member of CREF's "Corporate Governance and Social Responsibility Committee."

This statement is written on Memorial Day, 1999, on behalf of millions of young men and women throughout the world whose lives will be cut short by lung cancer or other diseases, as a result of their becoming addicted, this year, to tobacco products-products of which TIAA-CREF is an important financial sponsor. Supporting this tobacco divestment proposal can help send a message to TIAA-CREF decision-makers that their backing of the Tobacco Industry with educators' retirement dollars and with higher education's credibility is both financially risky and ethically unacceptable.



OPPOSING STATEMENT OF THE BOARD OF TRUSTEES

THE BOARD OF TRUSTEES RECOMMENDS A VOTE AGAINST THE PROPOSAL AND URGES ALL PARTICIPANTS TO READ CAREFULLY THE FOLLOWING STATEMENT BEFORE CASTING THEIR VOTE.

The Board of Trustees believes that each participant should have the individual choice to decide whether or not to invest in an account that includes tobacco stocks. This decision should not be made by the Board of Trustees or even by a vote of other participants.

Because of this conviction as to individual choice, CREF created the Social Choice Account in 1990. The Social Choice Account is a balanced account that does not invest in companies that produce or market tobacco products. Approximately 60 percent of the Account is invested in stocks and 40 percent in fixed-income investments, which we believe is a desirable balance for long-term retirement portfolios. The Account has had an excellent performance record and has proven extremely popular since its inception. Almost 300,000 participants currently invest in it and it has approximately $3.8 billion in assets, which is more than three times the size of the next largest socially screened fund.

The proponents' assertion that the great majority of participants is unaware of the CREF accounts' investment in tobacco is misplaced. We believe CREF participants are well aware that the CREF accounts, other than Social Choice, may invest in tobacco stocks, particularly in light of proponents' efforts over the years. Moreover, participants who do not approve of the CREF accounts' tobacco investments have the choice to transfer to the Social Choice Account.

In addition, the proponents question the ability of CREF management and trustees to make impartial decisions because of the presence of a Philip Morris director on the Board. This criticism, which regrettably personalizes the issues, is also misplaced. Our management and trustees exercise independent professional judgment and issues of this nature are dealt with appropriately. We have adopted procedures that require any trustee to be recused during discussions relating to a matter where there is any potential for conflict.

Finally, if we were to eliminate the stocks of the entire tobacco industry from each account, we increase the chances that investment performance will vary considerably from an account's benchmark index in any given year. Moreover, the past has shown that tobacco stocks can perform well even in times of uncertainty about tobacco litigation and legislation. We believe it is in participants' best financial interests to maintain the diversification and potential investment opportunities that have contributed to CREF's strong investment results over the years.

The trustees believe the proposal would eliminate an important personal choice that participants are now free to make. We urge a vote against it.


PARTICIPANT PROPOSAL III
All CREF participants can vote on the third participant proposal. Votes will not be tallied separately for each CREF account.

C.C. Chu, 14 Laura Lane, Ithaca, NY 14850-9784, owning 1,239.383 accumulation units in the CREF Stock Account, 277.291 accumulation units in the CREF Global Equities Account, 2,906.206 accumulation units in the CREF Growth Account, and
18.662 accumulation units in the CREF Equity Index Account, has given notice that he intends to present the following resolution at the annual meeting:

    The existing "Equity Index" option of CREF tracks Russell 3000 index which measures the performance of the 3,000 largest US companies based on total market capitalization. I want to submit a proposal to request CREF to offer S&P 500 index option under CREF for the following reasons.

1). Focus vs. Diversification. All existing CREF options (Stock, Growth, Equity Index and Global Equity) have very high diversification among thousands of stocks in US and outside US. For example, Growth and Equity Index options use Russell 3000 index as their benchmark. There is no focus-oriented options like Standard & Poor 500 index with fewer than thousands of stocks. One of the arguments of using Russell 3,000 is that there are more choices of stocks (i.e., diversification) for investment than S&P 500 index. However, the use of 3,000 stock index would lead to over-diversification which could dilute the good performers by many poor performers. S&P 500 index provides the best balance between performance, diversification and risk.

2). Cost Benefits. Because the tracking and management of 500 stocks are far simpler and cheaper than dealing with 3,000 stocks. It would have cost benefits.

3). Most Popular Index. S&P 500 is the most popular index in pension and investment arena. This popularity is mainly due to its high performance that more than 80% of the actively managed fund managers can't beat.

OPPOSING STATEMENT OF THE BOARD OF TRUSTEES

THE BOARD OF TRUSTEES RECOMMENDS A VOTE AGAINST THE PROPOSAL AND URGES ALL PARTICIPANTS TO READ CAREFULLY THE FOLLOWING STATEMENT BEFORE CASTING THEIR VOTE.

We do not believe that adding an S&P 500 index account would best serve the interests of CREF participants at this time.

When introducing the Equity Index Account, management chose the Russell 3000, rather than the S&P 500, because the former is more comprehensive and better represents the U.S. stock market as a whole. Unlike the S&P 500, which tracks only "large cap" equities, the Russell 3000 tracks the entire range of U.S. stocks, providing participants with a more diversified portfolio of equity investments.

While it is true, as proponent asserts, that the good performance of some stocks in a well diversified portfolio could be "diluted" by the poor performance of many; conversely, it is also true that the good performance of many stocks mitigates the bad performance of some. Thus, the more diversified a portfolio the less sensitive its overall performance is to the performance (good or bad) of a handful of stocks.

Undeniably, the recent performance of the S&P 500 has been stellar. But, contrary to proponent's assertion, this is not the result of the number of stocks in the index, but rather is because large capitalization stocks have outperformed small cap stocks in the last 15 years or so. This was not always the case. Indeed, up until this most recent period (going back as far as 1929), small cap stocks outperformed large cap stocks by such large margins that economists gave this stock market anomaly a name: the "small firm effect."

In addition, contrary to proponent's assertion, tracking an index of 3,000 stocks does not result in material additional costs over and above tracking an index of 500 stocks.

CREF's management believes that CREF's pension product menu provides a reasonable variety of investment choices. A proliferation of accounts with similar objectives would undermine our successful ongoing efforts to maintain our low cost leadership position and minimize potential investor confusion. In addition, adding any new account involves significant allocation of personnel and resources to handle investment management, administration, systems, consumer education, and marketing. Such large expenditures of human and financial capital can be justified only for quality investment products that best serve the long-term needs of our participants.

For these reasons, the board recommends a vote against the proposal.


PARTICIPANT PROPOSAL IV
All CREF participants can vote on the fourth participant proposal. Votes will not be tallied separately for each CREF account.

Walter Moore, 916 South Mitchell St., Bloomington, IN 47401, owning 50.433 annuity units in the CREF Stock Account, has given notice that he intends to present the following resolution at the annual meeting:

     The participants request that CREF establish and make available a Social Choice Equity Fund.

PARTICIPANT'S SUPPORTING STATEMENT
The present Social Choice Fund invests in a mixture of stocks and bonds. This mixed fund does not meet the needs of a large number of CREF participants. They do not wish to invest in socially undesirable companies, but they require the performance characteristics of an equity fund. For example, they may already have their bond investments in TIAA and may not wish to increase their proportion in bonds.

CREF could easily provide a Social Choice Equity Fund by simply using the stock component of the present Social Choice Fund without the bond component. Thus no extra research expense would be involved. It may be noted that the performance of the stock component of the Social Choice Fund has been as good as or better than that of the regular CREF Stock Fund.


OPPOSING STATEMENT OF THE BOARD OF TRUSTEES

THE BOARD OF TRUSTEES RECOMMENDS A VOTE AGAINST THE PROPOSAL AND URGES ALL PARTICIPANTS TO READ CAREFULLY THE FOLLOWING STATEMENT BEFORE CASTING THEIR VOTE.

Management does not believe that creating an all-equity "social choice" account in addition to the current CREF Social Choice Account would best serve the interests of CREF participants at this time.

The CREF Social Choice Account was designed to meet the objectives of participants who want to invest all of their retirement funds in accordance with social criteria. The account was structured as a balanced account, with a mix of stocks, bonds and money market instruments, to allow participants to invest all of their long-term retirement savings in a socially conscious manner and still be appropriately diversified.

The Social Choice Account has been extremely well received by participants, who have made it the largest socially conscious fund of any kind. Assets are almost $4 billion. We do not believe it would be wise to create a new equity "social choice" account to compete with this successful CREF account.

CREF's management believes that CREF's pension product menu provides a reasonable variety of investment choices. A proliferation of accounts with similar objectives would undermine our successful ongoing efforts to maintain our low cost leadership position and minimize potential investor confusion. In addition, adding any new account involves significant allocation of personnel and resources to handle investment management, administration, systems, consumer education, and marketing. Such large expenditures of human and financial capital can be justified only for quality investment products that best serve the long-term needs of our participants.

For these reasons, the board recommends a vote against the proposal.

V. OTHER MATTERS
MEANS OF SOLICITING PROXIES
This proxy solicitation will be conducted mainly by mail, telephone, and the Internet, but it may also be by any other method of electronic communication, or by personal interview. CREF bears all expenses connected with soliciting proxies; the expenses are included in the administrative expenses that are paid for from the net assets of each account.


PROPOSALS OF PERSONS WITH VOTING RIGHTS
Proposals submitted by or on behalf of participants to be included in the CREF proxy materials for the Year 2000 annual meeting must be received by CREF no later than June 14, 2000. Unless CREF is notified by August 28, 2000 of other matters that may be properly brought before the 2000 annual meeting by or on behalf of participants, the persons named in the proxy will have the discretion to vote on those matters as they see fit.


ANNUAL REPORTS
If you would like to see the most recent CREF semi-annual and annual reports, you can visit the TIAA-CREF Web site WWW.TIAA-CREF.ORG, or use our on-line request form to order print versions electronically. Or, you can call 1 800 842-2733, extension 5509 or write to CREF at 730 Third Avenue, New York, New York 10017-3206.

[CREF LOGO] COLLEGE RETIREMENT EQUITIES FUND
            1999 PROXY SOLICITED BY THE BOARD OF TRUSTEES

NOW YOU HAVE THE OPTION OF VOTING YOUR PROXIES BY MAIL, INTERNET, OR TELEPHONE - IT'S EASY AND CONFIDENTIAL.

Your Internet or telephone vote authorizes the proxies named on the back of your proxy card to cast your votes in the same manner as if you marked, signed, and returned your card.

Internet and telephone voting is available 24 hours per day, 7 days per week. All votes cast by telephone, Internet, or proxy card must be received by noon (eastern time) on November 9, 1999.

OUR RECORDS SHOW THAT YOU ARE ELIGIBLE TO VOTE ON THE FOLLOWING ITEMS:






IMPORTANT: CREF PROXY AND TIAA BALLOT HAVE DIFFERENT VOTER CONTROL NUMBERS

                         TO VOTE VIA THE INTERNET                                          TO VOTE BY TELEPHONE
1) Visit the Internet voting site at HTTP://WWW.EPROXYVOTE.COM/TIAA-CREF  1) Dial 1 877 779-8683 on a touch-tone telephone.
2) Enter your 14-digit Voter Control Number, located above in the upper      This is a toll-free call.
   right-hand corner of this form or at the top of the ballot below.      2) Enter your 14-digit Voter Control Number, located
3) Follow the instructions on the screen.                                    above in the upper right-hand corner of this
4) Your vote will be confirmed at the end of the session.                    form or at the top of the ballot below.
                                                                          3) Follow the recorded instructions.
                                                                          4) Your vote will be confirmed at the end of the session.

                      If you vote via the Internet or by telephone, please do NOT mail back your proxy card.

       IF YOU VOTE BY MAIL, PLEASE USE BLACK OR BLUE INK AND MARK AN X IN THE APPROPRIATE BOXES ON THE PROXY CARD BELOW.

      Detach here if voting by mail. Please sign and date your proxy card before returning it in the postage-paid envelope.


[CREF LOGO]  YOU ARE ELIGIBLE TO VOTE FOR:

------------------------------------------------------------------------------------------------------------------------------------
        THE BOARD OF TRUSTEES RECOMMENDS A VOTE                          THE BOARD OF TRUSTEES RECOMMENDS A VOTE
                   FOR ITEMS 1 AND 2.                                            AGAINST THE FOLLOWING ITEMS.
-----------------------------------------------------------------------------------------------------------------------------------
                                 Withhold   Vote for     3. Participant proposal I (relating to Freeport
                           For   from all  all except       McMoran Copper and Gold, Inc. stock)
1. Election of Trustees    [ ]     [ ]        [ ]                       For Against Abstain                     For Against Abstain
   Nominees:                                                  A) Stock  [ ]   [ ]     [ ] B) Global Equities    [ ]   [ ]     [ ]

NANCY L. JACOB (01), MARTIN L. LEIBOWITZ (02),           4. Participant proposal II (relating to CREF's tobacco-related investments)
BEVIS LONGSTRETH (03), AND EUGENE C. SIT (04)               (ALL ACCOUNTS EXCEPT THE SOCIAL CHOICE ACCOUNT)

TO WITHHOLD YOUR VOTE FROM ANY NOMINEE, MARK THE                        For Against Abstain                     For Against Abstain
"VOTE FOR ALL EXCEPT" BOX ABOVE AND STRIKE A LINE             A) Growth [ ]   [ ]     [ ] E) Money Market       [ ]   [ ]     [ ]
THROUGH THE NOMINEE'S NAME.                                   B) Global [ ]   [ ]     [ ] F) Bond Market        [ ]   [ ]     [ ]
                                                                 Equities
If you would like to suggest future nominees, please [ ]      C) Equity [ ]   [ ]     [ ] G) Inflation-Linked   [ ]   [ ]     [ ]
check the box at the right and write their names                 Index                       Bond
and affiliations on the back of this ballot.                  D) Stock  [ ]   [ ]     [ ]

                                 For Against Abstain
2. Approval of Ernst & Young LLP [ ]   [ ]     [ ]
   as auditors.                                                                                                  For Against Abstain
--------------------------------------------------------- 5. Participant proposal III (relating to an S&P 500    [ ]   [ ]     [ ]
When signing as attorney, executor administrator,            index account)
trustee, guardian, or corporate officer, please indicate
your full name and title.                                                                                        For Against Abstain
                                                          6. Participant proposal IV (relating to a social       [ ]   [ ]     [ ]
SIGNATURE__________________________________DATE_________     choice equity account)

------------------------------------------------------------------------------------------------------------------------------------

                        COLLEGE RETIREMENT EQUITIES FUND

By signing this form, I authorize Joyce A. Fecske, Maceo K. Sloan, and David K. Storrs, singly or together, with power of substitution in each, to represent me and cast my vote at CREF's annual meeting, and any adjournment or postponement thereof. They will vote as I instruct. IF NO DIRECTIONS ARE GIVEN, OR IF THE INSTRUCTIONS ARE CONTRADICTORY, THE PROXIES WIll VOTE (I) FOR THE ELECTION OF ALL LISTED NOMINEES; (II) IN ACCORDANCE WITH THE TRUSTEES' RECOMMENDATIONS ON THE OTHER SUBJECTS LISTED ON THIS CARD: AND (III) AT THEIR DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR IF A NOMINEE IS NOT AVAILABLE FOR ELECTION. The CREF annual meeting will be held on November 9, 1999, at 10:00 a.m. at CREF's home office, 730 Third Avenue, New York, New York.

                      SUGGESTIONS FOR FUTURE CREF NOMINEES

Name:___________________________________________________________________________

Institution:____________________________________________________________________

Name:___________________________________________________________________________

Institution:____________________________________________________________________

Name:___________________________________________________________________________

Institution:____________________________________________________________________

CREF


VOTE                WELCOME!
BY NET
                    NAME LINE
                    ADDRESS LINE
                    CITY, STATE ZIP LINE





                                    Proceed

VOTE
BY NET IF YOU HAVE MORE THAN ONE BALLOT YOU MUST VOTE THEM SEPARATELY. EACH BALLOT HAS A UNIQUE VOTER CONTROL NUMBER.

           [1] Enter the Voter Control Number that appears in the upper right hand corner of your proxy card.
               -----------------------
           [2] Enter the last 4 digits of your U.S. Taxpayer Identification
               (Social Security) Number for this account.
               -------------

               IMPORTANT: FOR YOUR VOTE TO BE CAST, THE VOTER CONTROL
               NUMBER AND THE LAST FOUR DIGITS OF THE U.S. TAXPAYER IDENTIFICATION (SOCIAL SECURITY) NUMBER FOR THIS ACCOUNT
               MUST MATCH THE NUMBERS ON OUR RECORDS.
               -------------------------------------------------------------
           [3] Enter your e-mail address to receive an e-mail
               confirmation of your vote.
               --------------------------

               Enter your e-mail address again for validation.
               ------------------------------------



                                    Proceed

CREF

                        COLLEGE RETIREMENT EQUITIES FUND
                 1999 PROXY SOLICITED BY THE BOARD OF TRUSTEES

By submitting this ballot, I authorize Joyce A. Fecske, Maceo K. Sloan, and David K. Storrs, singly or together, with power of substitution in each, to represent me and cast my vote at CREF's annual meeting. and any adjournment or postponement thereof. They will vote as I instruct. IF NO DIRECTIONS ARE GIVEN, OR IF THE INSTRUCTIONS ARE CONTRADICTORY, THE PROXIES WILL VOTE (I) FOR THE ELECTION OF ALL LISTED NOMINEES; (II) IN ACCORDANCE WITH THE TRUSTEES' RECOMMENDATIONS ON THE OTHER SUBJECTS LISTED ON THIS CARD; AND (III) AT THEIR DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR IF A NOMINEE IS NOT AVAILABLE FOR ELECTION. The CREF annual meeting will be held on November 9, 1999, at 10:00 am. at CREF's home office, 730 Third Avenue, New York, New York.

                    The Board of Trustees recommends a vote
                       "FOR" all Nominees for Trustee and
                   "FOR" Approval of the Independent Auditors.

                    The Board of Trustees recommends a vote
                "AGAINST" Participant Proposals I, II, III and IV.

--------------------------------------------------------------------------------

CHECK THIS BOX TO CAST YOUR VOTE IN ACCORDANCE WITH ALL THE BOARD OF TRUSTEES'
                 ___
RECOMMENDATIONS |

                              FOR All Nominees           Withhold
                               (Unless Noted             As To All
                                  Below)                 Nominees
                                   __                      __
l. Election of Trustees.          |                       |

   Nominees:
   Nancy L. Jacob, Martin L. Leibowitz, Bevis Longstreth, Eugene C. Sit


   Check the box for the Nominee(s) from whom you wish to WITHHOLD your vote:
     ___                      ___
    |    Nancy L. Jacob      |     Martin L. Leibowitz

     ___                      ___
    |    Bevis Longstreth    |     Eugene C. Sit


                                                                                For    Against   Abstain
                                                                                ___      ___       ___
2. Approval of Ernst & Young LLP as auditors.                                  |        |         |

3. Participant Proposal I
(relating to Freeport McMoRan Copper and Gold, Inc. stock)                      For    Against   Abstain
                                                                                ___      ___       ___
      A) Stock                                                                 |        |         |

                                                                                For    Against   Abstain
                                                                                ___      ___       ___
      B) Global Equities                                                       |        |         |

4. Participant Proposal II (relating to CREF's tobacco-related investments)
(All accounts except the Social Choice Account)                                 For    Against   Abstain
                                                                                ___      ___       ___
      A) Growth                                                                 |        |         |

                                                                                For    Against   Abstain
                                                                                ___      ___       ___
      B) Global Equities                                                       |        |         |

                                                                                For    Against   Abstain
                                                                                ___      ___       ___
      C) Equity Index                                                          |        |         |

                                                                                For    Against   Abstain
                                                                                ___      ___       ___
      D) Stock                                                                 |        |         |

                                                                                For    Against   Abstain
                                                                                ___      ___       ___
      E) Money Market                                                          |        |         |

                                                                                For    Against   Abstain
                                                                                ___      ___       ___
      F) Bond Market                                                           |        |         |

                                                                                For    Against   Abstain
                                                                                ___      ___       ___
      G) Inflation-Linked Bond                                                 |        |         |

                                                                                For    Against   Abstain
                                                                                ___      ___       ___
5. Participant Proposal III (relating to an S&P 500 index account)             |        |         |

                                                                                For    Against   Abstain
                                                                                ___      ___       ___
6. Participant Proposal IV (relating to a social choice equity account)        |        |         |
-----------------------------------------------------------------------------------------------------------

To submit your vote please click the button below.
(YOUR VOTE WILL NOT BE COUNTED UNTIL THE SUBMIT YOUR VOTE BUTTON IS CLICKED.)

                                SUBMIT YOUR VOTE

CEEF

VOTE
BY NET

Please review your vote. If this is incorrect, please use the Back button on your browser, change your vote and resubmit. Your proxy vote has been recorded as follows:

================================================================================

1. Election of Trustees.
================================================================================
2. Approval of Ernst & Young LLP as auditors.
================================================================================
3. Participant Proposal I (relating to Freeport McMoRan Copper and Gold, Inc. stock)
     A) Stock
================================================================================
     B) Global Equities
================================================================================
4. Participant Proposal II (relating to CREF's tobacco-related investments)
(All accounts except the Social Choice Account)
     A) Growth
================================================================================
     B) Global Equities
================================================================================
     C) Equity Index
================================================================================
     D) Stock
================================================================================
     E) Money Market
================================================================================
     F) Bond Market
================================================================================
     G) Inflation-Linked Bond
================================================================================
5. Participant Proposal III (relating to an S&P 500 index account)
================================================================================
6. Participant Proposal IV (relating to a social choice equity account)
================================================================================

If this is correct, please click the Proceed button.

                                     PROCEED

CREF

VOTE       Success! Your vote has been cast and will be tabulated by the
BY NET     Equiserve within 24 hours.

           If you would like to suggest future nominees, please click the proceed button below.

                                    PROCEED

           You can now vote another ballot.
                                    ------
           TIAA-CREF homepage
           ------------------

CREF

VOTE       Please enter your future nominee suggestions in the box below
BY NET     and then press the Submit button.

                             _____________________________
                Your Name*: |

                             _____________________________
           E-mail address*: |

                             _____________________________
            Daytime Phone*: |

                             _____________________________
                   Subject: | Future Nominees

           Suggestions:
           -----------------------------------------------
          |
          |
          |
          |
          |
          |
          |
          |
          |
          |
           * These fields are optional.

                                                   SUBMIT

                       CREF - 1999 TELEPHONE VOTING SCRIPT

All system directions are stated in {BOLD ITALIC}.

1. Welcome to the electronic voting system. Please have your proxy card available before voting.

2. Enter the Voter Control Number as it appears on the proxy card, followed by the pound sign.

3.  One moment please while we verify your information.

4. Enter the last four digits of the U.S. taxpayer identification number for this account, followed by the pound sign.

5. You are voting your 1999 CREF Proxy solicited by its Board of Trustees. {pronounce CREF phonetically}

6. Only participants in certain accounts are eligible to vote on certain issues. Please check your proxy card to confirm your voting eligibility. Your telephone vote is subject to the same terms and authorizations as indicated on the printed proxy card.

7. To vote ALL proposals in accordance with the recommendations of the Board of Trustees press 1. If you wish to vote on each proposal one at a time, press 2.

                  {IF 1, GO TO 36}
                  {IF 2, GO TO 8}

8. You will now vote for the Trustee Nominees. The Board of Trustees recommends a vote FOR each of the nominees listed on your ballot.

9. ITEM # 1 To vote FOR ALL nominees press 1. To WITHHOLD FROM ALL nominees press 2. To WITHHOLD FROM INDIVIDUAL nominees press 3.

                  {IF 1, GO TO 10}
                  {IF 2, GO TO 10}
                  {IF 3, GO TO NOMINEE EXCEPTION WITHHOLDING}

                  {NOMINEE EXCEPTION WITHHOLDING:}

For each nominee from whom you wish to withhold your vote enter the 2-digit number after the nominee names listed on the proxy. Press the pound sign if you have completed your withholding.

                  {IF #, GO TO 10.}
                  {IF VALID NOMINEE NUMBER, GO TO NEXT NOMINEE.}

                  {NEXT NOMINEE, DID NOT PRESS #:}

To withhold your vote from another nominee enter the 2-digit number next to the name listed on the proxy card, or if you have completed your withholding, press the pound sign.

                  {IF #, GO TO 10.}
                  {IF VALID NOMINEE NUMBER, GO TO NEXT NOMINEE.}

10. You will now vote on the approval of Ernst & Young LLP as auditors. The Board of Trustees recommends a vote FOR this proposal.

11. ITEM # 2. To vote FOR, press 1; AGAINST, press 2; ABSTAIN press 3.

                  {IF 1, GO TO THE NEXT ITEM.}
                  {IF 2, GO TO THE NEXT ITEM.}
                  {IF 3, GO TO THE NEXT ITEM.}

12. Only participants in the CREF Stock Account and CREF Global Equities Account are eligible to vote on Participant Proposal 1. The Board of Trustees recommends a vote AGAINST this proposal.

13. Participant Proposal 1 relating to Freeport McMoRan Copper and Gold stock.

14. ITEM # 3. This vote applies to your CREF Stock Account holdings, #3a on the ballot. To vote FOR, press 1; AGAINST, press 2; ABSTAIN press 3.

                  {IF 1, GO TO THE NEXT ITEM.}
                  {IF 2, GO TO THE NEXT ITEM.}
                  {IF 3, GO TO THE NEXT ITEM.}

15. Participant Proposal 1 relating to Freeport McMoRan Cooper and Gold stock).

16. ITEM # 4. This vote applies to your CREF Global Equities Account holdings, #3b on the ballot. To vote FOR, press 1; AGAINST, press 2; ABSTAIN press 3.

                  {IF 1, GO TO THE NEXT ITEM.}
                  {IF 2, GO TO THE NEXT ITEM.}
                  {IF 3, GO TO THE NEXT ITEM.}

17. Participants in all accounts except the CREF Social Choice Account are eligible to vote on Participant Proposal 2. The Board of Trustees recommends a vote AGAINST this proposal.

18. Participant Proposal 2 relating to CREF's tobacco-related investments.

19. ITEM # 5. This vote applies to your CREF Growth Account holdings, #4a on the ballot. To vote FOR, press 1; AGAINST, press 2; ABSTAIN press 3.

                  {IF 1, GO TO THE NEXT ITEM.}
                  {IF 2, GO TO THE NEXT ITEM.}
                  {IF 3, GO TO THE NEXT ITEM.}

20. Participant Proposal 2 relating to CREF's tobacco-related investments.

21. ITEM # 6. This vote applies to your CREF Global Equities Account holdings, #4b on the ballot. To vote FOR, press 1; AGAINST, press 2; ABSTAIN press 3.

                  {IF 1, GO TO THE NEXT ITEM.}
                  {IF 2, GO TO THE NEXT ITEM.}
                  {IF 3, GO TO THE NEXT ITEM.}

22. Participant Proposal 2 relating to CREF's tobacco-related investments.

23. ITEM # 7. This vote applies to your CREF Equity Index Account holdings, #4c on the ballot. To vote FOR, press 1; AGAINST, press 2; ABSTAIN press 3.

                  {IF 1, GO TO THE NEXT ITEM.}
                  {IF 2, GO TO THE NEXT ITEM.}
                  {IF 3, GO TO THE NEXT ITEM.}

24. Participant Proposal 2 relating to CREF's tobacco-related investments.

25. ITEM # 8. This vote applies to your CREF Stock Account holdings, #4d on the ballot. To vote FOR, press 1; AGAINST, press 2; ABSTAIN press 3.

                  {IF 1, GO TO THE NEXT ITEM.}
                  {IF 2, GO TO THE NEXT ITEM.}
                  {IF 3, GO TO THE NEXT ITEM.}

26. Participant Proposal 2 relating to CREF's tobacco-related investments.

27. ITEM # 9. This vote applies to your CREF Money Market Account holdings, #4e on the ballot. To vote FOR, press 1; AGAINST, press 2; ABSTAIN press 3.

                  {IF 1, GO TO THE NEXT ITEM.}
                  {IF 2, GO TO THE NEXT ITEM.}
                  {IF 3, GO TO THE NEXT ITEM.}

28. Participant Proposal 2 relating to CREF's tobacco-related investments.

29. ITEM # 10. This vote applies to your CREF Bond Market Account holdings, #4f on the ballot. To vote FOR, press 1; AGAINST, press 2; ABSTAIN press 3.

                  {IF 1, GO TO THE NEXT ITEM.}
                  {IF 2, GO TO THE NEXT ITEM.}
                  {IF 3, GO TO THE NEXT ITEM.}

30. Participant Proposal 2 relating to CREF's tobacco-related investments.

31. ITEM # 11. This vote applies to your CREF Inflation-Linked Bond Account holdings, #4g on the ballot. To vote FOR, press 1; AGAINST, press 2; ABSTAIN press 3.

                  {IF 1, GO TO THE NEXT ITEM.}
                  {IF 2, GO TO THE NEXT ITEM.}
                  {IF 3, GO TO THE NEXT ITEM.}

32. Participant Proposal 3 relating to an S&P 500 index account. The Board of Trustees recommends a vote AGAINST this proposal.

33. ITEM # 12. To vote FOR, press 1; AGAINST, press 2; ABSTAIN press 3.

                  {IF 1, GO TO THE NEXT ITEM.}
                  {IF 2, GO TO THE NEXT ITEM.}
                  {IF 3, GO TO THE NEXT ITEM.}

34. Participant Proposal 4 relating to a social choice equity account. The Board of Trustees recommends a vote AGAINST this proposal.

35. ITEM # 13. To vote FOR, press 1; AGAINST, press 2; ABSTAIN press 3.

                  {IF 1, GO TO THE NEXT ITEM.}
                  {IF 2, GO TO THE NEXT ITEM.}
                  {IF 3, GO TO THE NEXT ITEM.}

36. You have cast your vote as follows:

37. To confirm your vote, press 1. To cancel your vote, press 2.

38. Your vote has been successfully recorded. It is not necessary for you to mail in your proxy card. If you wish to vote another proxy card or change your vote please hang up and call back. Thank you.